

COMMAND
YOUR ROAD.

THIRD QUARTER 2017 EARNINGS CONFERENCE CALL

November 1, 2017

FORWARD-LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as “believe”, “expect“, “forecast”, “”potential“, "project", "future", "may“, "will”, and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

THIRD QUARTER 2017– CORPORATE OVERVIEW



Revenue ($ M)
190.0
180.0
170.0
160.0
150.0
140.0
130.0
120.0
110.0
$133.7
$162.5
$148.7
$167.1
$169.7
$189.2
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17



Adjusted Net Income ($ M) (Adj EPS)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$0.5
$0.02
$6.3
$0.19
$3.4
$0.10
$1.3
$0.04
$2.4
$0.07
$7.4
$0.21
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17

See GAAP reconciliation in Appendix

- Sales for 3Q17 rose 27.3% to $189.2M from $148.7M
  - Driven by $23.8M increase in ER and $18.2M increase in SCV
- Adjusted net income increased 119.7% to $7.4 million, or $0.21 per share, compared to $3.4M, or $0.10 per share
  - Strong performance from all three business segments
  - ER was profitable on a GAAP and adjusted basis
- Seventh profitable quarter in a row, on an adjusted basis
- Continued operational improvements from implementing the Spartan Production System, lean manufacturing and continuous improvement initiatives

BUSINESS UPDATE & HIGHLIGHTS

USPS Cargo Body Contract

- Awarded September 29, 2017
- $214M two-year contract
  - Largest revenue contract in SPAR's history
  - 3rd year option for additional vehicles
- > 2,000 cargo body vehicles
  - COE (Cab Over Engine) vehicles
  - CBE (Cab Behind Engine) vehicles
  - Class 5 & 6 (18ft and 24ft) vehicles
- Opportunity to expand truck body manufacturing footprint
  - Production to begin in 2Q 2018




We Deliver For You.

BUSINESS UPDATE & HIGHLIGHTS

- AmeriPride Services – 20 EV vehicle order
  - FVS has manufactured nearly 800 EV vehicles over the past eight years
- Isuzu F-Series ramps up
  - Full production underway
- SCV continues to gain Class A Motorhome share
  - 22% market share growth since 2014
  - Motorhome backlog up 63% to $31.2M from 3Q16
- S-180 gaining traction
  - Recently received orders for 9 units, including 6 units from the Houston area affected by recent hurricane
  - YTD sold 40 units
- Smeal acquisition running ahead of schedule
  - More synergies than originally anticipated
  - Expect integration to be complete by year-end


AmeriPride


ISUZU







BUSINESS UPDATE & HIGHLIGHTS

ER – Returns to Profitability



CAGR 97.8%
CAGR 16.2%
$350
$300
$250
$200
$150
$100
$50
$0
$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
-$10
$190.0
$193.2
$183.0
-$2.7
-$8.7
-$7.5
2014
2015
2016
2017(*)
Sales
ADJ EBITDA

*Based on 2017 guidance

- 4Q17 to be profitable on both GAAP and adjusted basis
- Full year 2017 will be profitable on an adjusted basis
- Since 2016:
  - ~400 bps improvement in gross margin
  - Significant improvement in warranty expense
  - ~300 bps improvement in SG&A
  - ~$10M improvement in adjusted EBITDA

FINANCIAL REVIEW
3RD QUARTER 2017

OVERVIEW – 3Q17 VS. 3Q16



Revenue ($ M)
190.0
180.0
170.0
160.0
150.0
140.0
130.0
120.0
110.0
$133.7
$162.5
$148.7
$167.1
$169.7
$189.2
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$2.9
$8.2
$7.4
$4.2
$4.9
$12.9
2.2%
5.0%
5.0%
2.5%
2.9%
6.8%
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17

See GAAP reconciliation in Appendix

- Revenue for the 3Q17 increased $40.5M, or 27.3%, to $189.2M from $148.7M
  - ER up $23.8M – Smeal contributed $17.3 million
  - SCV up $18.2M – strength of motorhome sales
  - FVS up $0.6M – nonrecurring upfit order
- Adjusted EBITDA rose $5.5M, or 74.9%, to $12.9M from $7.4M
  - Adjusted EBITDA margin improved 180 basis points to 6.8% of sales compared to 5.0% of sales
  - Strong performances from all three business segments
  - Excludes the impact of:
    - Restructuring and acquisition related expenses of $0.6M versus $0.3M last year
    - 3Q16 charge of $1.7M for a legacy product recall
- Backlog up 97.6% to $537.7M compared to $272.1M a year ago
  - Includes $214M USPS order

FLEET VEHICLES & SERVICES – 3Q17



FVS Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$59.3
$73.8
$78.0
$53.9
$53.5
$78.6
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17



FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$6.5
$7.1
$10.1
$6.2
$6.2
$8.8
10.9%
9.6%
13.0%
11.6%
11.5%
11.2%
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17

See GAAP reconciliation in Appendix

- Revenue up $0.6M to $78.6M from $78.0M
  - Up against nonrecurring upfit order
- Adjusted EBITDA decreased $1.3M to $8.8M from $10.1M primarily due product mix
- Adjusted EBITDA margin decreased 180 basis points to 11.2% of sales from 13.0%
  - Nonrecurring upfit order
  - Partially offset by cost reductions and improved labor and manufacturing productivity
- Backlog up 186.2% to $292.5M compared to $102.2M a year ago
  - Includes $214M USPS order

SPECIALTY CHASSIS & VEHICLES – 3Q17



SCV Revenues ($ M)
50.0
40.0
30.0
20.0
10.0
0.0
$33.3
$37.8
$30.8
$33.0
$35.8
$49.0
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$1.6
$3.4
$1.3
$1.5
$2.8
$5.1
4.8%
9.0%
4.3%
4.7%
7.7%
10.5%
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17

See GAAP reconciliation in Appendix

- Revenue up $18.2M, or 59.0%, to $49.0M from $30.8M
  - Motorhome sales up $14.7M, or 65.7% to $37.0M from $22.3M
  - Remaining increase due to Reach and F-Series ramp-up
- SCV adjusted EBITDA increased $3.8M to $5.1M from $1.3M
  - Reflects increased sales volume and improved operational performance
- Adjusted EBITDA margin improved 620 basis points to 10.5% of sales from 4.3% of sales
  - Reflects increased sales volume and improved operational performance
- Backlog up 58.4% to $31.9M compared to $20.1M a year ago

EMERGENCY RESPONSE – 3Q17



ER Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$41.1
$52.4
$42.1
$80.2
$80.8
$65.9
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17



ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-7.6%
-$3.1
-0.5%
-$0.3
-2.8%
-$1.2
-1.7%
-$1.3
-0.8%
-$0.7
$2.5
3.8%
1Q16
2Q16
3Q16
1Q17
2Q17
3Q17

See GAAP reconciliation in Appendix

- Revenue up 56.4% to $65.9M from $42.1M
  - Smeal contributed $17.3M of the increase
  - Higher shipments of complete fire apparatus and custom cab and chassis
- Adjusted EBITDA improved $3.7M to $2.5M compared to a loss of $1.2M
- Adjusted EBITDA margin improved 660 basis points to 3.8% of sales
  - Reflects improved pricing, product quality, warranty costs, material efficiencies, improved vehicle mix and increased labor and manufacturing productivity
  - Offset by increased health care costs
  - 3Q16 included $1.7M legacy product recall
- Backlog up 42.4% to $213.3M compared to $149.8M a year ago
  - Includes $83.4M Smeal backlog

BALANCE SHEET – 3Q17

Spartan Motors
Summary Balance Sheet

	Sep 30 2017 (unaudited)	Dec 31, 2016 (audited)
Assets		
Cash	$ 21,855	$ 32,041
Accts Receivable	93,682	65,441
Inventory	95,070	58,896
PP&E	55,984	53,116
Other Assets	54,275	33,800
Total Assets	**$ 320,866**	**$ 243,294**
Liabilities & Shareholders' Equity		
Accts Payable	$ 55,000	$ 31,336
Long-term Debt	22,840	74
Other Liabilities	76,392	58,932
Total Liabilities	**$ 154,232**	**$ 90,342**
Shareholders' Equity	166,634	152,952
Total Liabilities & Equity	**$ 320,866**	**$ 243,294**
Total Liquidity		
Cash	$ 21,855	$ 32,041
Net Borrowing Capacity	45,504	71,057
Total Liquidity	**$ 67,359**	**$ 103,098**

- Significant progress in converting working capital to cash
- Total liquidity of $67.4M at September 30, 2017 reflects:
  - $21.9M cash on hand
  - $45.5M of borrowing capacity
- Earnings growth driving increased liquidity
- $11M improvement in total liquidity since June 30, 2017 quarter
- Increases capacity to pursue opportunistic acquisitions

FINANCIAL OUTLOOK – 2017

2017 Guidance							
	Current Guidance				Previous Guidance		
($M except per share)	Low	Mid-point	High		Low	Mid-point	High
Revenue	$690.0	$700.0	$710.0		$680.0	$700.0	$720.0
Adjusted EBITDA	$29.3	$29.8	$30.3		$28.3	$29.8	$31.3
Adjusted EPS	$0.40	$0.41	$0.42		$0.48	$0.50	$0.52
Shares outstanding		35,000				35,000	

See GAAP reconciliation in Appendix

CLOSING REMARKS

- 3Q17 operating results marked our 7th profitable quarter in a row, on an adjusted basis
  - Strong performance from all three business segments
  - Momentum continues to build as process improvements optimize performance
  - ER will be profitable on an adjusted basis in 2017
- Focused on sales growth and operational improvements
  - Become the #1 or #2 player in each market we serve
  - Achieve $1 billion in sales and ~10% adjusted EBITDA margins by 2020
- Invest in profitable growth to drive product and market share expansion, including opportunistic acquisitions
- Spartan team determined on delivering exceptional growth in sales and profitability and increasing shareholder value

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, forecasted Adjusted EBITDA, and forecasted adjusted earnings per share, which are all Non-GAAP financial measures. Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this release such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to a recent business acquisition, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measures are not measurements of our financial performance under GAAP and should not be considered as an alternative to net income or earnings per share under GAAP. These adjusted Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following tables reconcile net income to Adjusted EBITDA, net income to adjusted net income, earnings per share to adjusted earnings per share, forecasted net income to Adjusted EBITDA and forecasted earnings per share to adjusted earnings per share for the periods indicated.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

SPARTAN

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,			
Spartan Motors, Inc.	**2017**	% of sales	**2016**	% of sales
Net income	$ 13,470	7.1%	$ 2,744	1.8%
Add (subtract):				
Restructuring	232		304	
Intercompany chassis impact	108		-	
Asset impairment	-		406	
Recall expense	(368)		1,742	
Acquisition related expenses	354		-	
Deferred tax asset valuation allowance	(6,295)		(1,716)	
Tax effect of adjustments	(98)		(111)	
Adjusted net income	$ 7,403	3.9%	$ 3,369	2.3%
Net income	$ 13,470	7.1%	$ 2,744	1.8%
Add (subtract):				
Depreciation and amortization	2,645		2,178	
Taxes on income	(3,736)		(113)	
Interest expense	189		112	
EBITDA	$ 12,568	6.6%	$ 4,921	3.3%
Add (subtract):				
Restructuring	232		304	
Intercompany chassis impact	108		-	
Asset impairment	-		406	
Recall expense	(368)		1,742	
Acquisition related expenses	354		-	
Adjusted EBITDA	$ 12,894	6.8%	$ 7,373	5.0%
Diluted net earnings per share	$ 0.38		$ 0.08	
Add (subtract):				
Restructuring	0.01		0.01	
Intercompany chassis impact	-		-	
Asset impairment	-		0.01	
Recall expense	(0.01)		0.05	
Acquisition related expenses	0.01		-	
Deferred tax asset valuation allowance	(0.18)		(0.05)	
Tax effect of adjustments	-		-	
Adjusted Diluted net earnings per share	$ 0.21		$ 0.10	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,			
Spartan Motors, Inc	**2017**	% of sales	**2016**	% of sales
Net income	$ 1,124	0.7%	$ 4,374	2.7%
Add (subtract):				
Restructuring	325		227	
Intercompany chassis impact	853		-	
Recall expense	-		1,715	
Acquistion related expenses	60		-	
Adjusted net income	$ 2,362	1.4%	$ 6,316	3.9%
Net income	$ 1,124	0.7%	$ 4,374	2.7%
Add (subtract):				
Depreciation and amortization	2,365		1,778	
Taxes on income	92		9	
Interest expense	129		88	
EBITDA	$ 3,710	2.2%	$ 6,249	3.8%
Add (subtract):				
Restructuring	325		227	
Intercompany chassis impact	853		-	
Recall expense	-		1,715	
Acquistion related expenses	60		-	
Adjusted EBITDA	$ 4,948	2.9%	$ 8,191	5.0%
Diluted net earnings (loss) per share	$ 0.03		$ 0.13	
Add (subtract):				
Restructuring	0.01		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	-		0.05	
Adjusted Diluted net earnings (loss) per share	$ 0.07		$ 0.19	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

SPARTAN

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
Spartan Motors, Inc	**2017**	% of sales	**2016**	% of sales
Net income (loss)	$ (1,099)	-0.7%	$ 543	0.4%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquistion related expenses	672		-	
Deferred tax asset valuation allowance	466		(235)	
Tax effect of adjustments	(719)		(125)	
Adjusted net income	$ 1,263	0.8%	$ 522	0.4%
Net income (loss)	$ (1,099)	-0.7%	$ 543	0.4%
Add (subtract):				
Depreciation and amortization	2,325		1,786	
Taxes on income	83		93	
Interest expense	264		114	
EBITDA	$ 1,573	0.9%	$ 2,536	1.9%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquistion related expenses	672		-	
Adjusted EBITDA	$ 4,188	2.5%	$ 2,875	2.2%
Diluted net earnings (loss) per share	$ (0.03)		$ 0.02	
Add (subtract):				
Restructuring	0.02		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	0.01		-	
Acquistion related expenses	0.02		-	
Deferred tax asset valuation allowance	0.01		(0.01)	
Tax effect of adjustments	(0.02)		(0.00)	
Adjusted Diluted net earnings (loss) per share	$ 0.04		$ 0.02	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ 2,186	3.3%	$ (3,835)	-9.1%
Add (subtract):				
Depreciation and amortization	575		217	
Taxes on income	-		-	
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,761	4.2%	$ (3,618)	-8.6%
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,761	4.2%	$ (3,618)	-8.6%
Restructuring charges	-		304	
Intercompany chassis impact	108		-	
Recall expense	(368)		1,742	
Asset impairment	-		406	
Adjusted earnings (loss) before interest, taxes, depreciation and amortization	$ 2,501	3.8%	$ (1,166)	-2.8%

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income attributable to Fleet Vehicles and Services	$ 7,671	9.8%	$ 9,262	11.9%
Add (subtract):				
Depreciation and amortization	855		813	
Interest expense	27		43	
Earnings before interest, taxes, depreciation and amortization	$ 8,553	10.9%	$ 10,118	13.0%
Earnings before interest, taxes, depreciation and amortization	$ 8,553	10.9%	$ 10,118	13.0%
Restructuring charges	232		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 8,785	11.2%	$ 10,118	13.0%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income attributable to Specialty Chassis and Vehicles	$ 4,781	9.8%	$ 1,144	3.7%
Add (subtract):				
Depreciation and amortization	368		186	
Earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%
Earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%
Restructuring charges	-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ (2,100)	-2.6%	$ (2,475)	-4.7%
Add (subtract):				
Depreciation and amortization	584		210	
Taxes on income	-		70	
Earnings before interest, taxes, depreciation and amortization	$ (1,516)	-1.9%	$ (2,195)	-4.2%
Earnings before interest, taxes, depreciation and amortization	$ (1,516)	-1.9%	$ (2,195)	-4.2%
Restructuring charges	10		227	
Intercompany chassis impact	854		-	
Recall expense			1,715	
Adjusted earnings before interest, taxes, depreciation and amortization	$ (652)	-0.8%	$ (253)	-0.5%

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$ 4,968	9.3%	$ 6,260	8.5%
Add (subtract):				
Depreciation and amortization	887		841	
Interest expense	12		21	
Earnings before interest, taxes, depreciation and amortization	$ 5,867	11.0%	$ 7,122	9.6%
Earnings before interest, taxes, depreciation and amortization	$ 5,867	11.0%	$ 7,122	9.6%
Restructuring charges	307		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 6,174	11.5%	$ 7,122	9.6%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$ 2,502	7.0%	$ 3,260	8.6%
Add (subtract):				
Depreciation and amortization	263		123	
Earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%
Earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%
Restructuring charges	-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
	2017		% of sales	2016		% of sales
Net income (loss) attributable to Emergency Response	$	(3,589)	-4.5%	$	(3,664)	-8.9%
Add (subtract):						
Depreciation and amortization		552			206	
Taxes on income		-			-	
Interest expense		-			-	
Earnings before interest, taxes, depreciation and amortization	$	(3,037)	-3.8%	$	(3,458)	-8.4%
Earnings before interest, taxes, depreciation and amortization	$	(3,037)	-3.8%	$	(3,458)	-8.4%
Restructuring		399			339	
Intercompany chassis impact		1,112			-	
Purchase accounting impact		189			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	(1,337)	-1.7%	$	(3,119)	-7.6%

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
	2017		% of sales	2016		% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$	5,225	9.7%	$	5,544	9.4%
Add (subtract):						
Depreciation and amortization		876			873	
Taxes on income		-			-	
Interest expense		38			45	
Earnings before interest, taxes, depreciation and amortization	$	6,139	11.4%	$	6,462	10.9%
Earnings before interest, taxes, depreciation and amortization	$	6,139	11.4%	$	6,462	10.9%
Restructuring		105			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	6,244	11.6%	$	6,462	10.9%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
	2017		% of sales	2016		% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$	1,127	3.4%	$	1,480	4.4%
Add (subtract):						
Depreciation and amortization		310			115	
Taxes on income		-			-	
Interest expense		-			-	
Earnings before interest, taxes, depreciation and amortization	$	1,437	4.4%	$	1,595	4.8%
Earnings before interest, taxes, depreciation and amortization	$	1,437	4.4%	$	1,595	4.8%
Restructuring		96			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	1,533	4.7%	$	1,595	4.8%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

FINANCIAL SUMMARY (Non-GAAP)
CONSOLIDATED
(In thousands, except per share data)
(Unaudited)

	Year Ending December 31, 2017		
	Low	Mid	High
Net income	$ 17,000	$ 17,200	$ 17,500
Add:			
Depreciation and amortization	10,200	10,200	10,200
Interest expense	600	600	600
Tax benefit	(2,800)	(2,500)	(2,300)
EBITDA	$ 25,000	$ 25,500	$ 26,000
Add (subtract):			
Restructuring	1,200	1,200	1,200
Acquisition related expenses	1,300	1,300	1,300
Recall expense	(300)	(300)	(300)
Chassis shipment delay	2,100	2,100	2,100
Adjusted EBITDA	$ 29,300	$ 29,800	$ 30,300
Earnings per share	$ 0.48	$ 0.49	$ 0.50
Add (substract):			
Restructuring	0.03	0.03	0.03
Acquisition related expenses	0.04	0.04	0.04
Recall expense	(0.01)	(0.01)	(0.01)
Chassis shipment delay	0.07	0.07	0.07
Valuation allowance adjustment	(0.18)	(0.18)	(0.18)
Less tax effect of adjustments	(0.03)	(0.03)	(0.03)
Adjusted earnings per share	$ 0.40	$ 0.41	$ 0.42

FOR MORE INFORMATION:

SPARTAN MOTORS, INC.
JURIS PAGRABS
GROUP TREASURER & DIRECTOR OF INVESTOR RELATIONS
517.997.3842

SPARTAN®

SPARTANMOTORS.COM

